UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2009 (April 7, 2009)
MISONIX, INC.
(Exact name of registrant as specified in its charter)

New York	1-10986	11-2148932

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1938 New Highway, Farmingdale, NY	11735

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 694-9555
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 7, 2009, MISONIX, INC. (the “Company”) sold the assets of its ultrasonics laboratory products business to iSONIX LLC, a wholly owned subsidiary of Sonics & Materials, Inc., for a cash payment of $3,500,000 (the “Sale”). The ultrasonics laboratory products business manufactures and sells ultrasonic liquid processors (sonicators), ultrasonic soldering instruments, ultrasonic cleaners and related accessories. Attached as Exhibit 99.1 is a press release issued by the Company on April 7, 2009 announcing the Sale.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10(ppp)	Asset Purchase Agreement, dated as of April 7, 2009, between iSONIX LLC,
MISONIX, INC. and Sonics & Materials, Inc.

Exhibit 99.1	Press Release of MISONIX, INC., dated April 7, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2009	MISONIX, INC.
	By:	/s/ Richard Zaremba
Richard Zaremba
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

10(ppp	)	Asset Purchase Agreement, dated as of April 7, 2009, between iSONIX LLC,
MISONIX, INC. and Sonics & Materials, Inc.

99.1		Press Release of MISONIX, INC., dated April 7, 2009.

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